Summary of significant accounting and reporting policies - Additional Information (Detail) (JPY ¥) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2011 Year	Mar. 31, 2010	Mar. 31, 2009
Significant Accounting Policies [Line Items]
Change in Accounting Estimate			During the year ended March 31 2009, DOCOMO decreased the estimated useful lives of its long lived assets related to its mova services. This change in accounting estimate was due to the scheduled termination of mova services on March 31, 2012.
Change in Accounting Estimate, Financial Effect			The change resulted in a decrease of ¥60,072 million in “Income before income taxes and equity in net income (losses) of affiliates”, ¥35,563 million in “Net income attributable to NTT DOCOMO, INC.” and ¥841.95 in “Basic and Diluted earnings per share attributable to NTT DOCOMO, INC.” in the accompanying consolidated statement of income and comprehensive income for the year ended March 31, 2009. The impact on the results of operations and financial position for the years ended March 31, 2010 and 2011 are not material.
Decrease in Income before income taxes and equity in net income (losses) of affiliates due to change in due to change in Accounting Estimate			¥ 60,072
Decrease in Net income attributable to NTT DOCOMO, INC due to change in Accounting Estimate			35,563
Decrease in Basic and Diluted earnings per share attributable to NTT DOCOMO, INC. due to due to change in Accounting Estimate			¥ 841.95
Losses due to write down and dispossition of handsets	9,821	18,539	14,180
Inventory Impairment, Policy	Due to the rapid technological changes associated with the wireless telecommunications business, DOCOMO recognized losses on write-downs and disposals during the years ended March 31, 2009, 2010 and 2011 resulting in losses totaling ¥14,180 million, ¥18,539 million and ¥9,821 million, respectively, which were included in “Cost of equipment sold” in the accompanying consolidated statements of income and comprehensive income.
Depreciation and amortization expenses	488,973	513,753	614,481
Cash and cash equivalent, policy	DOCOMO considers cash in banks and short-term highly liquid investments with original maturities of 3 months or less at the date of purchase to be cash and cash equivalents.
Short-term investments, Policy	Highly liquid investments, which have original maturities of longer than 3 months at the date of purchase and remaining maturities of 1 year or less at the end of fiscal year, are considered to be short-term investments.
Internal Use Software, Policy	DOCOMO capitalizes the cost of internal-use software which has a useful life in excess of 1 year. Subsequent costs for additions, modifications or upgrades to internal-use software are capitalized only to the extent that the software is able to perform a task it previously did not perform.
Equity method, Policy	For some investees accounted for under the equity method, DOCOMO records its share of income or losses of such investees with up to a 3 month lag in its consolidated statements of income and comprehensive income.
Maximum Useful life of Internal-use capitalized software , in years	5
Rights to use certain telecommunication assets of wireline operators, amortization period	20
Installment, Policy	DOCOMO enables subscribers to select installment payments for the purchase of the handset over a period of 12 or 24 months. When installment payments are selected, under agreements entered into among DOCOMO, subscribers and agent resellers, DOCOMO provides financing by providing funds for the purchase of the handset by the subscribers.
The Great East Japan Earthquake
Significant Accounting Policies [Line Items]
Selling, general and administrative	7,123
Including: write-downs of damaged facilities and equipment	3,583
Including: personnel and other expenses incurred in response to the disaster	¥ 3,540